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                                                               EXHIBIT 10.6



                            INDEMNIFICATION AGREEMENT

         This Agreement made this     day of          , 1998, between Sky
Financial Group, Inc., a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and an Ohio corporation (The "Company") and
                     , a director, officer or representative (as hereinafter defined) of the Company (the "Indemnitee");

         WHEREAS, the Company and the Indemnitee are each aware of the exposure to litigation of officers, directors and representatives of the Company as such persons exercise their duties to the Company;

         WHEREAS, the Company and the Indemnitee are also aware of conditions in the insurance industry that have affected and may continue to affect the Company's ability to obtain appropriate directors' and officers' liability insurance on an economically acceptable basis;

         WHEREAS, the Company desires to continue to benefit from the services of highly qualified, experienced and otherwise competent persons such as the Indemnitee;

         WHEREAS, the Indemnitee desires to serve or to continue to serve the Company as a director, officer or as a director, officer or trustee of another corporation, joint venture, trust or other enterprise in which the Company has a direct or indirect ownership interest, for so long as the Company continues to provide on an acceptable basis adequate and reliable indemnification against certain liabilities and expenses which may be incurred by the Indemnitee.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:


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         1. Indemnification. Subject to the terms of this Agreement and, if applicable as a continuation of the indemnification offered by Citizens Bancshares, Inc. pursuant to an indemnification agreement previously entered into on [SPECIFY DATE], the Company shall indemnify the Indemnitee with respect to his activities as a director or officer of the Company and/or as a person who is serving or has served on behalf of the Company ("representative") as a director, officer, or trustee of another corporation, joint venture, trust or other enterprise, domestic or foreign, in which the Company has a direct or indirect ownership interest (an "affiliated entity") against expenses (including, without limitation, attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by him ("Expenses") in connection with any claim against Indemnitee which is the subject of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal (a "Proceeding"), to which Indemnitee was, is, or is threatened to be made a party by reason of facts which include Indemnitee's being or having been such a director, officer or representative, to the extent of the highest and most advantageous to the Indemnitee, as determined by the Indemnitee, of one or any combination of the following:

        (a) The benefits provided by the Company's Regulations in effect on the date hereof;

        (b) The benefits provided by the Articles of Incorporation, Regulations, or By-Laws or their equivalent of the company in effect at the time Expenses are incurred by Indemnitee;

        (c) The benefits allowable under Ohio law in effect at the date hereof;

        (d) The benefits allowable under the law of the jurisdiction under which the Company exists at the time Expenses are incurred by the Indemnitee;


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        (e)  The benefits available under liability insurance obtained by the Company;

        (f) The benefits available under the $25,000,000 insurance policy obtained by the Company from the Cincinnati Insurance Company in effect for 1999; and

        (g) Such other benefits as are or may be otherwise available to Indemnitee.

         Combination of two or more of the benefits provided by (a) through (g) shall be available to the extent that the Applicable Document, as hereafter defined, does not require that the benefits provided therein be exclusive of other benefits. The document or law providing for the benefits listed in items
(a) through (g) above is called the "Applicable Document" in this Agreement. Company hereby undertakes to use its best efforts to assist Indemnitee, in all proper legal ways, to obtain the benefits selected by Indemnitee under items (a) through (g) above.

         For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans for employees of the Company or of any affiliated entity without regard to ownership of such plans; references to "fines" shall include any excise taxes assessed on the Indemnitee with respect to any employee benefit plan; references to "serving on behalf of the company" shall include any services as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefits plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner consistent with the standards required for indemnification by the Company under the Applicable Documents.


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         2.  Insurance.  The Company shall maintain directors' and officers'
liability insurance for so long as Indemnitee's services are covered hereunder, provided and only to the extent that such insurance is available in amounts and on terms and conditions determined by the Company to be acceptable. However, the Company agrees that the provisions hereof shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company; except that any payments in fact made to Indemnitee under an insurance policy obtained or retained by the Company shall reduce the obligation of the Company to make payments hereunder by the amount of the payments made under any such insurance policy.

        3. Payment of Expenses. At Indemnitee's request, the Company shall pay the Expenses as and when incurred by Indemnitee, after receipt of written notice pursuant to Section 6 hereof and an undertaking in the form of Exhibit I attached hereto by or on behalf of Indemnitee (i) to repay such amounts so paid on Indemnitee's behalf if it shall ultimately be determined under the Applicable Document or applicable law that Indemnitee is required to repay such amounts and
(ii) to reasonably cooperate with the Company concerning such Proceeding. That portion of Expenses which represents attorneys' fees and other costs incurred in defending any Proceeding shall be paid by the Company within thirty (30) days of its receipt of such request, together with reasonable documentation (consistent, in the case of attorneys' fees, with Company practice in payment of legal fees for outside counsel generally) evidencing the amount and nature of such Expenses, subject to its also having received such notice and undertaking.


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         It is understood and agreed before the Company pays the Expenses incurred in a Proceeding brought by a federal banking agency in which a final order has not been entered, the following conditions must be met:

         (1) The Board of Directors, in good faith, shall determine in writing after due investigation and consideration that the Indemnitee acted in good in a manner believed to be in the best interests of the Company;

         (2) The Board of Directors, in good faith, shall determine after due investigation and consideration that the payment of such Expenses will not materially or adversely affect the Company's safety and soundness.

         (3) The Indemnitee shall agree in writing to reimburse the Company for Expenses which subsequently are deemed "prohibited indemnification payments", as defined in 12 C.F.R. Section 359.1(1).

         The Indemnitee shall not participate in any way in the Board's discussion and approval of Expenses, provided however, that the Indemnitee may present his or her request to the Board and respond to any inquiries from the Board concerning his or her involvement in the circumstances giving rise to the federal banking agency Proceeding or civil action.

         4. Escrow. The Company shall dedicate such amounts as the Board of Directors of the Company may from time to time authorize, up to an aggregate of Two Hundred Forty Thousand Dollars ($240,000) as collateral security for the initial funding of its obligations hereunder and under similar agreements with other directors, officers and representatives by depositing assets or bank letters of credit in escrow or reserving lines of credit that may be drawn down by an escrow agent in the dedicated amount (the "Escrow Reserve"). The Company shall promptly provide Indemnitee with a true and complete copy of the agreement relating to the


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establishment and operation of the Escrow Reserve, together with such additional documentation or information with respect to the escrow as Indemnitee may from time to time reasonably request. The Company shall promptly deliver an executed copy of the Agreement to the escrow agent for the Escrow Reserve to evidence to that agent that Indemnitee is a beneficiary of that Escrow Reserve and shall deliver to Indemnitee the escrow agent's signed receipt evidencing that delivery.

         5. Additional Rights. The indemnification provided in this Agreement shall not be exclusive of any other indemnification or right to which Indemnitee may be entitled and shall continue after Indemnitee has ceased to occupy a position as an officer, director or representative as described in Paragraph 1 above with respect to Proceedings relating to or arising out of Indemnitee's acts or omissions during his service in such position.

         6. Notice to Company. Indemnitee shall provide to the Company prompt written notice of any Proceeding brought, threatened, asserted or commenced against Indemnitee with respect to which Indemnitee may assert a right to indemnification hereunder; provided that failure to provide such notice shall not in any way limit Indemnitee's rights under this Agreement.

         7. Cooperation in Defense and Settlement. Indemnitee shall not make any admission or effect any settlement of any Proceeding without the Company's written consent unless Indemnitee shall have determined to undertake his own defense in such matter and has waived the benefits of this Agreement. The Company shall not settle any Proceeding to which Indemnitee is a party in any manner which would impose any Expense on Indemnitee without his written consent. Neither Indemnitee nor the Company will unreasonably withhold consent to any proposed settlement. Indemnitee and the Company shall cooperate to the extent reasonably


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possible with each other and with the Company's insurers, in attempts to defend and/or settle such Proceeding.

         8. Assumption of Defense. Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified, will be entitled to assume Indemnitee's defense in any Proceeding, with counsel mutually satisfactory to Indemnitee of the Company's election so to assume such defense, the Company will not be liable to Indemnitee in connection with defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at Indemnitee's expense unless:

            (a) the employment of counsel by Indemnitee has been authorized by the Company;

            (b)    counsel   employed  by  the  Company   initially  is
         unacceptable   or  later  becomes unacceptable to Indemnitee and such
         unacceptability is reasonable under then existing circumstances;

            (c) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Indemnitee and the Company in the conduct of the defense of such Proceeding; or

            (d) the Company shall not have employed counsel promptly to assume the defense of such Proceeding,

in each of which case fees and expenses of counsel shall be at the expense of the Company and subject to payment pursuant to this Agreement. The Company shall not be entitled to assume the


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defense of Indemnitee in any Proceeding brought or on behalf or the Company or as to which Indemnitee shall have drawn either of the conclusions provided for in clauses (b) or (c) above.

         9. Enforcement. In the event that any dispute or controversy shall arise under this Agreement between Indemnitee and the Company with respect to whether the Indemnitee is entitled to indemnification in connection with any Proceeding or with respect to the amount of Expenses incurred, then with respect to each such dispute or controversy Indemnitee may seek to enforce the Agreement through legal action of, at Indemnitee's sole option and written request, through arbitration. If arbitration is requested, such dispute or controversy shall be submitted by the parties to binding arbitration in the City of Toledo, State of Ohio, before a single arbitrator agreeable to both parties. If the parties cannot agree on a designated arbitrator within 15 days after arbitration is requested in writing by Indemnitee, the arbitration shall proceed in the City of Toledo, State of Ohio, before an arbitrator appointed by the American Arbitration Association. In either case, the arbitration proceeding shall commence promptly under the rules then in effect of that Association and the arbitrator agreed to by the parties or appointed by that Association shall be an attorney other than an attorney who has, or is associated with a firm having associated with it an attorney which has, or is associated with a firm having associated with it an attorney which has, been retained by or performed services for the Company or Indemnitee at any time during the five years preceding the commencement of arbitration. The award shall be rendered in such form that judgment many be entered thereon in any court having jurisdiction thereof. The prevailing party shall be entitled to prompt reimbursement of any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with such legal action or arbitration; provided that Indemnitee shall not be obligated to reimburse the Company


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unless the arbitrator or court which resolves the dispute determines that
Indemnitee acted in bad faith in bringing such action or arbitration.

         10. Exclusions. Notwithstanding the scope of indemnification which may be available to Indemnitee from time to time under any Applicable Document, no indemnification, reimbursement or payment shall be required of the Company hereunder with respect to:

              (a) Any claim or any part thereof as to which Indemnitee shall have been determined by a courts of competent jurisdiction from which no appeal is or can be taken, by clear and convincing evidence, to have acted or failed to act with deliberate intent to cause injury to the Company or with reckless disregard for the best interest of the Company'

              (b) Any claim or any part thereof arising under Section 16(b) of the Securities Exchange Act of 1934 pursuant to which Indemnitee shall be obligated to pay any penalty, fine, settlement or judgment;

              (c) Any civil money penalty or judgment resulting from any Proceeding instituted by any federal banking agency, or any other liability or legal expense with regard to any administrative proceeding or civil action by any federal banking agency that results in a final order or settlement pursuant to which Indemnitee:

              (1)          is assessed a civil money penalty;

              (2)          is removed from office or prohibited from
                   participating in the conduct of the affairs of the Company or its affiliates; or

              (3)          is required to cease and desist from taking any
                   affirmative action described under the Federal Deposit Insurance Act or other applicable banking laws with respect to the Company and its affiliates;


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                  (d)  Any obligation of Indemnitee based upon or attributable to the Indemnitee gaining in fact any personal gain, profit or advantage to which he was not entitled; or

                  (e) Any Proceeding initiated by Indemnitee without the consent or authorization of the Board of Directors of the Company, provided that this exclusion shall not apply with respect to any claims brought by Indemnitee
(i) to enforce his rights under this Agreement or (ii) in any Proceeding initiated by another person or entity whether or not such claims were brought by Indemnitee against a person or entity who was otherwise a party to such Proceeding.

         Nothing in this Section 10 shall eliminate or diminish Company's obligations to advance that portion of Indemnitee's Expenses which represent attorneys' fees and other costs incurred in defending any Proceeding pursuant to
Section 3 of this Agreement; subject however to the undertaking by Indemnitee in the form attached hereto as Exhibit 1 and incorporated by reference herein.

         11. Extraordinary Transactions. The Company covenants and agrees that, in the event of any merger, consolidation or reorganization in which the Company is not the surviving entity, any sale of all or substantially all of the assets of the Company or any liquidation of the Company (each such event is hereinafter referred to as an "extraordinary transaction"), the Company shall:

                  (a) have the obligations of the Company under this Agreement expressly assumed by the survivor, purchaser or successor, as the case may be, in such extraordinary transaction; or

                  (b) otherwise adequately provide for the satisfaction of the Company's obligations under this Agreement, in a manner acceptable to Indemnitee.

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         12.  No Personal Liability. Indemnitee agrees that neither the directors nor any officer, employee, representative or agent of the Company shall be personally liable for the satisfaction of the Company's obligations under this Agreement, and Indemnitee shall look solely to the assets of the Company and the escrow referred to in Section 4 hereof for satisfaction of any claims hereunder.

         13. Severability. If any provision, phrase, or other portion of this Agreement should be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable, in whole or in part, and such determination should become final, such provision, phrase or other portion shall be deemed to be severed or limited, but only to the extent required to render the remaining provisions and portions of the Agreement enforceable, and the Agreement as thus amended shall be enforced to give effect to the intention of the parties insofar as that is possible.

         14. Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent thereof to all rights to indemnification or reimbursement against any insurer or other entity or person vested in the Indemnitee, who shall execute all instruments and take all other actions as shall be reasonably necessary for the Company to enforce such rights.

         15. Governing Law.The parties hereto agree that this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

         16. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be considered to have been duly given if delivered by hand and receipted for by the party to whom the notice, request, demand or other communication shall have been directed, or mailed by certified mail, return receipt requested, with postage prepaid:


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        (a)                    If to the Company, to:

              Sky Financial Group, Inc.
              221 South Church Street
              Bowling Green, Ohio  43402
              Attention:  General Counsel

         b)                    If to Indemnitee, to:

              -------------------------------------
              -------------------------------------
              -------------------------------------

or to such other or further address as shall be designated from time to time by the Indemnitee or the Company to the other.

         17. Termination. This Agreement may be terminated by either party upon not less than sixty (60) days prior written notice delivered to the other party, but such termination shall not in any way diminish the obligations of Company hereunder (including the obligation to maintain the escrow referred to in Section 4 hereof) with respect to the Indemnitee's activities prior to the effective date of termination.

         18. Amendments and Binding Effect. This Agreement and the Undertaking and the rights and duties of Indemnitee and the Company hereunder and thereunder may not be amended, modified or terminated except by written instrument signed and delivered by the parties hereto [ADD REFERENCE TO BANCSHARES AGREEMENTS, AS APPLICABLE]. This Agreement is and shall be binding upon and shall inure to the benefits of the parties thereto and their respective heirs, executors, administrator, successors and assigns.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement in triplicate as of the date first above written.

INDEMNITEE                                           SKY FINANCIAL GROUP, INC.
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By:____________________________             By:____________________________

Title:___________________________           Title:___________________________






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                                                                       EXHIBIT 1

                               FORM OF UNDERTAKING

         THIS UNDERTAKING has been entered into by (hereinafter "Indemnitee") pursuant to an Indemnification Agreement dated
                , 1998 (the "Indemnification Agreement"), by and between SKY FINANCIAL GROUP, INC., a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and an Ohio corporation (the "Company"), and Indemnitee.
                              W I T N E S S E T H:

         WHEREAS, pursuant to the Indemnification Agreement, Company agreed to pay Expenses (within the meaning of the Indemnification Agreement) as and when incurred by Indemnitee in connection with any claim against Indemnitee which is the subject of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, to which Indemnitee was, is, or is threatened to be made a party by reason of facts which include Indemnitee's being or having been a director, officer or representative (within the meaning of the Indemnification Agreement) of the Company;

         WHEREAS, such a claim has arisen against Indemnitee and Indemnitee has notified Company thereof in accordance with the terms of Section 6 of the Indemnification Agreement (hereinafter the "Proceeding");

         NOW, THEREFORE, Indemnitee hereby agrees that in consideration of Company's advance payment of Indemnitee's Expenses incurred prior to a final disposition of the Proceeding, Indemnitee hereby undertakes to reimburse Company for any and all Expenses paid by Company on behalf of Indemnitee prior to a final disposition of the Proceeding in the event that Indemnitee is determined under the Applicable Document (within the meaning of the


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Indemnification Agreement) OR APPLICABLE LAW to be required to repay such amounts to the Company, provided that if Indemnitee is entitled under the Applicable Document or applicable law to indemnification for some or a portion of such Expenses, Indemnitee's obligation to reimburse Company shall only be for those Expenses for which Indemnitee is determined to be required to so repay such amounts to the Company pursuant to the Indemnification Agreement or applicable law.

         IF THE INDEMNITEE IS INVOLVED IN AN ADMINISTRATIVE PROCEEDING OR ACTION INSTITUTED BY AN APPROPRIATE FEDERAL BANKING AGENCY AND REQUESTS THE COMPANY TO PAY THE EXPENSES INCURRED BEFORE A FINAL ORDER IS ENTERED, THE INDEMNITEE SHALL REIMBURSE THE COMPANY FOR ALL EXPENSES PAID BY THE COMPANY IF A FINAL ORDER IS ENTERED (I) ASSESSING CIVIL MONEY PENALTIES; (II) REMOVING INDEMNITEE FROM OFFICE OR PROHIBITING INDEMNITEE FROM PARTICIPATING IN THE CONDUCT OF THE AFFAIRS OF THE COMPANY OR ITS AFFILIATES; OR (III) REQUIRING INDEMNITEE TO CEASE AND DESIST FROM TAKING ANY AFFIRMATIVE ACTION DESCRIBED UNDER THE FEDERAL DEPOSIT INSURANCE ACT OR OTHER APPLICABLE BANKING LAWS WITH RESPECT TO THE COMPANY AND ITS AFFILIATES. THE INDEMNITEE HEREBY AGREES TO REIMBURSE THE COMPANY FOR EXPENSES WHICH SUBSEQUENTLY ARE DEEMED "PROHIBITED INDEMNIFICATION PAYMENTS", AS DEFINED IN 12 C.F.R. Section 359.1(1).

         Further, the Indemnitee agrees to reasonably cooperate with theCompany concerning such Proceeding.

         IN WITNESS WHEREOF, the undersigned has set his hand this       day of
             , 19

                                   INDEMNITEE



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